                                 EXHIBIT 10.12

                         Integrated Orthopaedics, Inc.
                           5858 Westheimer, Suite 500
                             Houston, Texas  77057


                               December 12, 1997


Mr. Jose E. Kauachi
4840 Post Oak Timber
Houston, Texas  77056

     Re:  Termination of Employment Agreement

Dear Mr. Kauachi:

     The purpose of this letter agreement is to set forth our agreement as to certain matters pertaining to your relationship with Integrated Orthopaedics, Inc., a Texas corporation (the "Company"). Reference is made to (i) that certain Securities Purchase Agreement, dated as of December 12, 1997 (the "Purchase Agreement"), by and among FW Integrated Orthopaedics Investors, L.P., a Texas limited partnership ("FW IOI"), FW Integrated Orthopaedics Investors II, L.P., a Texas limited partnership (together with FW IOI, the "Purchasers"), the Company, and, for certain limited purposes, certain other parties thereto, which provides for the purchase by Purchasers of certain securities of the Company; and (ii) that certain Executive Employment Agreement, dated as of November 14, 1997 (the "November 1997 Employment Agreement"), by and between you and the Company.

     In connection with the consummation of the transactions evidenced by the Purchase Agreement and in consideration thereof, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, you and the Company hereby (i) terminate the November 1997 Employment Agreement and you hereby (without the necessity of any other documentation) forever discharge and release the Company in all respects from any and all obligations of the Company to you under the November 1997 Employment Agreement, including, but not limited to, any obligation of the Company to pay money and/or provide other benefits to you that might otherwise be required if your employment with the Company terminated; and (ii) agree to enter into a Consulting Agreement in substantially the form attached hereto, which Consulting Agreement shall control your relationship with the Company following the date hereof.

Mr. Jose E. Kauachi
December 12, 1997
Page 2


     Attached hereto is a list of all options and warrants for common stock of the Company granted to you as an employee of the Company under any previous option, warrant or compensation plans of the Company (collectively, "Options"), indicating the grant date, exercise price, number of shares, and vesting schedule for each Option. Notwithstanding the termination of the November 1997 Employment Agreement and notwithstanding any provisions to the contrary contained in the Options, related agreements, or the Consulting Agreement, the parties hereto acknowledge and agree that you will retain all rights under the Options.

     You hereby acknowledge and agree that you, in your capacity as a shareholder of the Company, have received, or will receive, as valuable and independent consideration for the termination of the November 1997 Employment Agreement and the waiver and release set forth in this letter agreement, monetary benefits derived from the consummation of the transactions contemplated by the Purchase Agreement.

     The validity, interpretation, construction and performance of this letter agreement shall be governed by the substantive laws of the State of Texas, without giving effect to the principles of conflict of laws of such State.

     If the foregoing sets forth the agreement of you and the Company with regard to the matters addressed herein, please so evidence by signing the attached duplicate original of this letter in the space provided for your signature and returning it to the undersigned, whereupon the provisions hereof will constitute a binding agreement.

                              Sincerely,

                              INTEGRATED ORTHOPAEDICS, INC.

                                    By:________________________________

                                    Title:_____________________________


AGREED TO AND ACCEPTED:



______________________________
JOSE E. KAUACHI

Mr. Jose E. Kauachi
December 12, 1997
Page 3




JOSE E. KAUACHI


                                                          Number of         Date        Expiration        Strike
Type of Security                                        Shares Granted     Granted         Date           Price
-------------------------------------------------------------------------------------------------------------------------------
Warrant                                                   100,000         02/23/89       02/22/1999       $2.125

Employee Stock Option (1988 Plan)                          50,000         02/02/95       02/01/2005       $2.500

Employee Stock Option (1997 Plan)                          50,000         06/30/97       06/29/2007       $5.125
-------------------------------------------------------------------------------------------------------------------------------